EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Avenir Wellness Solutions, Inc. (the "Company”) on Form 10-K for the fiscal year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2024	By:	/s/ Nancy Duitch
Nancy Duitch
Chief Executive Officer and Director
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Avenir Wellness Solutions, Inc. (f/k/a Cure Pharmaceutical Holding Corp.) and will be retained by Avenir Wellness Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.